AMENDMENT NO. 3

                                     to the

                              TRANSACTION AGREEMENT

                                  by and among

                                CSX CORPORATION,

                            CSX TRANSPORTATION, INC.,

                          NORFOLK SOUTHERN CORPORATION,

                        NORFOLK SOUTHERN RAILWAY COMPANY,

                                  CONRAIL INC.,

                          CONSOLIDATED RAIL CORPORATION

                                       and

                                CRR HOLDINGS LLC


                            Dated as of June 10, 1997

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                                 AMENDMENT NO. 3

     THIS AMENDMENT NO. 3 dated as of August 1, 2000, is by and among by and among CSX CORPORATION, a Virginia corporation ("CSX"), CSX TRANSPORTATION, INC., a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CSXT"), NORFOLK SOUTHERN CORPORATION, a Virginia corporation ("NSC"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "NSR"), CONRAIL INC., a Pennsylvania corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CRR"), CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation ("CRC"), and CRR HOLDINGS LLC, a Delaware limited liability company ("CRR Parent"). CSX, CSXT, NSC, NSR, CRR, CRC and CRR Parent have entered into that certain Transaction Agreement dated as of June 10, 1997, as amended (the "Agreement"). The parties to the Agreement have determined to amend the Agreement to increase the size of the Board of Directors of CRC under the Agreement as set forth herein. Accordingly, the parties agree as follows:

                  SECTION 1.  Definitions.  Capitalized  terms  used in this
                              -----------
Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

                  SECTION 2.  Amendments of the Agreement.  The Agreement is
                              ---------------------------
hereby amended pursuant to and in compliance with Section 11.1 by deleting the text of subsection 4.2(a) in its entirety and substituting the following therefor:

           "Following the Control Date, the business and affairs of CRC shall be managed under the direction of the CRC Board consisting of ten persons divided into two classes of five directors. Five directors shall be designated by CSX (the "CSX Directors") and five directors shall be designated by NSC (the "NSC Directors")."

                  SECTION 3.  Effectiveness.  This Amendment shall become
                              -------------
 effective as of August 1, 2000 (the "Amendment Date").

                  SECTION 4.  Integration; Confirmation.  On and after
                              -------------------------
the Amendment Date, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

                  SECTION 5. Counterparts.  This Amendment may be signed in any
                             ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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                  SECTION 6. Governing Law. This  Amendment  shall be construed
                             -------------
in  accordance  with and governed by the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CSX CORPORATION                         CONRAIL INC.(for itself and on behalf
                                        of its controlled Subsidiaries)


By:      -------------------------      By:    -----------------------------
Name:    Paul R. Goodwin                Name:  Timothy T. O'Toole
Title:   Vice Chairman and Chief        Title: President
         Financial Officer


CSX TRANSPORTATION, INC. (for itself    CONSOLIDATED RAIL CORPORATION
and on behalf of its controlled
Subsidiaries)


By:      -------------------------      By:    -----------------------------
Name:    Michael J. Ward                Name:  Timothy T. O'Toole
Title:   Executive Vice President -     Title: President
         Operations


NORFOLK SOUTHERN CORPORATION            CRR HOLDINGS LLC


By:      -------------------------      By:    -----------------------------
Name:                                   Name:  Paul R. Goodwin
Title:                                  Title: Vice President


NORFOLK SOUTHERN RAILWAY
COMPANY
(for itself and behalf of its controlled
 Subsidiaries)


By:     --------------------------
Name:
Title: